UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

As described below under Item 12 of this Form 8-K, Tempur-Pedic International Inc. issued a press release on April 22, 2004 announcing its financial results for the first quarter ended March 31, 2004. Included in this press release under the heading “Quarterly Financial Data” is certain information with respect to the effect of stock-based compensation and loss on debt extinguishment for each of the fiscal quarters in 2003. This information under the heading “Quarterly Financial Data” in the press release is hereby incorporated by reference under this Item 5 as if fully set forth herein.

Item 9.	Regulation FD Disclosure

The information furnished under Item 12 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 9 as if fully set forth herein.

Item 12.	Results of Operations and Financial Condition

On April 22, 2004, Tempur-Pedic International Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2004, including certain non-GAAP financial results. This press release includes reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report set forth under Items 9 and 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004

Tempur-Pedic International Inc.

By:	/S/ ROBERT B. TRUSSELL, JR.

Name: Robert B. Trussell, Jr.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 22, 2004 announcing financial results for the first quarter ended March 31, 2004.